HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042             HV-5776 - PremierSolutions Cornerstone

Supplement dated February 22, 2013 to your Prospectus

1.  FUND NAME CHANGES

Effective January 28, 2013, the following name changes were made to your Prospectus:

Old Name	New Name
Allianz NFJ Dividend Value Fund - Class A	AllianzGI NFJ Dividend Value Fund - Class A
Allianz NFJ Small-Cap Value Fund - Class A	AllianzGI NFJ Small-Cap Value Fund - Class A

As a result of the changes, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

2.  FUND OPENING

GOLDMAN SACHS MID CAP VALUE FUND – CLASS A

Effective March 4, 2013, the Goldman Sachs Mid Cap Value Fund Sub-Account will reopen to new and existing investors.  All references in the Prospectus to the fund being closed are deleted.

3.  FUND OBJECTIVE CHANGE

PIONEER GROWTH OPPORTUNITIES FUND – CLASS A

Effective during the second quarter of 2013, the investment objective for the Pioneer Growth Opportunities Fund Sub-Account is deleted and replaced with:

Seeks long-term capital growth.

4.  FUND NAME CHANGE

PIONEER GROWTH OPPORTUNITIES FUND – CLASS A

Effective during the second quarter of 2013, the following name change is made to your Prospectus:

Old Name	New Name
Pioneer Growth Opportunities Fund - Class A	Pioneer Select Mid Cap Growth Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.